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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 10, 1999
                       ------------------------------------
                Date of Report (Date of earliest event reported)

                                 MEGABIOS CORP.
                             ----------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                 0-22987                  94-3156660
          ------------             -----------              --------------
(State or other jurisdiction of    (Commission             (I.R.S. Employer
         incorporation)            File Number)           Identification No.)

                                863A MITTEN ROAD
                              BURLINGAME, CA 94010
                        ---------------------------------
                    (Address of principal executive offices)

                                 (650) 697-1900
                        ----------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         Megabios Corp. ("Megabios") entered into an Agreement and Plan of Merger and Reorganization, dated as of October 24, 1998 (the "Reorganization Agreement"), among Megabios, Montana Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Megabios ("Merger Sub"), and GeneMedicine, Inc. ("GeneMedicine"), a Delaware corporation. Pursuant to the Reorganization Agreement, and subject to the conditions set forth therein (including approval by the stockholders of Megabios and GeneMedicine), Merger Sub will be merged with and into GeneMedicine (the "Merger").

         The Boards of Directors of Megabios and GeneMedicine approved and executed that certain Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated November 24, 1998 (the "Amendment"). Pursuant to the terms of the Amendment, Megabios agreed to assume certain outstanding warrants to purchase GeneMedicine common stock and GeneMedicine agreed that its obligations under GeneMedicine's Employee Stock Purchase Plan (the "Purchase Plan") will be settled and participants' rights under the Purchase Plan will terminate prior to consummation of the Merger.

         The Boards of Directors of Megabios and GeneMedicine approved and executed that certain Amendment No. 2 to Agreement and Plan of Merger and Reorganization, dated February 8, 1999 ("Amendment No. 2"), a copy of which is attached hereto as Exhibit 99.1. Pursuant to the terms of Amendment No. 2, the Reorganization Agreement may be terminated prior to the Effective Time (as defined in the Reorganization Agreement), whether before or after approval of the Merger by the stockholders of GeneMedicine, by either Megabios or GeneMedicine if the Merger shall not have been consummated by March 31, 1999.

                                          1.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits


     99.1 Amendment No. 2 to Agreement and Plan of Merger and Reorganization dated as of February 8, 1999, by and among Megabios Corp., a Delaware corporation, Montana Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Megabios Corp., and GeneMedicine, Inc., a Delaware corporation.

                                          2.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 10, 1999                       MEGABIOS CORP.



                                               By:   /s/ Benjamin F. McGraw III
                                                     ---------------------------
                                                      Benjamin F. McGraw III
                                                      Chief Executive Officer


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                                  EXHIBIT INDEX

    99.1 Amendment No. 2 to Agreement and Plan of Merger and Reorganization dated as of February 8, 1999, by and among Megabios Corp., a Delaware corporation, Montana Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Megabios Corp., and GeneMedicine, Inc., a Delaware corporation.